Exhibit 10.05

AllianceBernstein 2010 Long Term Incentive Plan, As Amended
2013 Equity Compensation Election Form

Election Form, dated as of January 31, 2013, among AllianceBernstein L.P. (“Partnership”), AllianceBernstein Holding L.P. (“AllianceBernstein Holding”) and the undersigned (“Participant”), a member of the Board of Directors of AllianceBernstein Corporation (“Board”), the general partner of the Partnership and Holding.

Whereas, the Board determined at its meeting held on August 1, 2012 that the equity grant to each Non-Management Director (consisting of options and/or AllianceBernstein Holding units) shall be based on the election by each such Director, in January of each year, to receive, pursuant to the AllianceBernstein 2010 Long Term Incentive Plan, as amended, or any successor equity compensation plan, an award consisting of (1) an option to purchase the number of AllianceBernstein Holding units where the option has a value of $120,000 calculated in accordance with Black-Scholes methodology, (2) the number of AllianceBernstein Holding units having a value of $120,000 based on the closing price of AllianceBernstein Holding units on the date of grant as reported for New York Stock Exchange composite transactions, or (3) an equity grant consisting of (a) an option to purchase a number of AllianceBernstein Holding units where the option has a value of $60,000 calculated in accordance with Black-Scholes methodology and (b) the number of AllianceBernstein Holding units having a value of $60,000 based on the closing price of AllianceBernstein Holding units on the date of grant as reported for New York Stock Exchange composite transactions;

Now, Therefore, I hereby elect to receive my 2013 equity compensation award, pursuant to the AllianceBernstein 2010 Long Term Incentive Plan, as amended, in the following form:

☐  an option to purchase the number of AllianceBernstein Holding units where the option has a value of $120,000 calculated in accordance with Black-Scholes methodology;

☐  the number of AllianceBernstein Holding units having a value of $120,000 based on the closing price of AllianceBernstein Holding units on the date of grant as reported for New York Stock Exchange composite transactions; or

☐  an equity award consisting of (a) an option to purchase the number of AllianceBernstein Holding units where the option has a value of $60,000 calculated in accordance with Black-Scholes methodology, and (b) the number of AllianceBernstein Holding units having a value of $60,000 based on the closing price of AllianceBernstein Holding units on the date of grant as reported for New York Stock Exchange composite transactions.

By:

Name:

Date: